Exhibit 99.1

Stable Road Acquisition Corporation Adjourns Special Meeting of Stockholders to May 13, 2021 to Allow Stockholders More Time to Vote on Extension Amendment Proposal

•	Approximately 59% of outstanding shares have voted in favor of the Extension Amendment Proposal at the time the Special Meeting was convened
•	Stockholders as of the close of business on March 22, 2021 should vote their shares even if they no longer own them
•	Vote in favor of the Extension Amendment Proposal today to avoid a forced redemption of your shares at a price of approximately $10.03 per share
•	Leading independent voting advisory firm Institutional Shareholder Services has recommended stockholders vote "FOR" the Extension Amendment Proposal.
•	If you need assistance voting your shares, please contact Stable Road’s proxy solicitor Morrow Sodali LLC at 877-787-9239 or by email to SRAC.info@investor.morrowsodali.com.

Venice, CA, May 13, 2021 (GLOBE NEWSWIRE) – Stable Road Acquisition Corp. (Nasdaq: SRAC) (“Stable Road”) today announced that its 2021 Special Meeting in lieu of an annual meeting of stockholders (the “Special Meeting”) was convened today at 11:00 a.m. Eastern time for purposes of considering the proposals set forth in the definitive proxy statement. At the Special Meeting, the director re-election proposal and the ratification of Stable Road’s independent registered accounting firm were approved by the requisite vote of Stable Road’s stockholders. The Special Meeting was then adjourned to allow more time to solicit additional votes in favor of the proposal to extend the date by which Stable Road must complete its initial business combination, from May 13, 2021 to August 13, 2021 (the “Extension Amendment Proposal”). The Special Meeting has been adjourned until May 13, 2021 at 11:00 a.m. Eastern time, to consider the Extension Amendment Proposal.

At the time the Annual Meeting was convened today, a quorum representing at least a majority of the votes that could be cast by the holders of all outstanding shares of stock as of the record date of March 22, 2021 was present online or by proxy. However, Stable Road had not received the vote of the holders of at least 65% of all outstanding shares of stock as of the record date in favor of the Extension Amendment Proposal, which is the threshold needed to approve that proposal. As a result, Stable Road believes adjourning the Special Meeting until May 13, 2021 is in the best interest of its stockholders to provide additional time for stockholders to vote to approve the Extension Amendment Proposal.

If the Extension Amendment Proposal is not approved, Stable Road will be unable to consummate the proposed business combination with Momentus and, in accordance with Stable Road’s charter, all public shares will be redeemed at a price of approximately $10.03 per share within ten business days after May 13, 2021. However, even if the Extension Amendment Proposal is approved, Stable Road can provide no assurances that the proposed business combination will be consummated prior to the extended date.

Stable Road requests that any stockholder who held shares of stock in Stable Road as of the close of business on March 22, 2021, and has not yet voted, do so as soon as possible. When the Special Meeting is reconvened on May 13, 2021, stockholders will be asked to approve the Extension Amendment Proposal to allow Stable Road more time to complete its proposed business combination with Momentus.

During the period of the adjournment, Stable Road will continue to solicit proxies from its stockholders with respect to the Extension Amendment Proposal. Proxies previously submitted in respect of the Special Meeting will be voted at the reconvened meeting unless properly revoked. Proxies can be revoked by following the procedure for revocation described in the definitive proxy statement for the Special Meeting.

You are encouraged to submit your vote as soon as possible to ensure it is counted at the Special Meeting. Please note that if your shares are held at a brokerage firm or bank, your broker will not vote your shares for you. You must contact your bank or broker to cast your vote, and you should do so as promptly as possible as your brokerage firm or bank may require you to act more quickly prior to the reconvened meeting. If you need assistance voting your shares, please contact Stable Road’s proxy solicitor Morrow Sodali LLC at 877-787-9239 or by email to SRAC.info@investor.morrowsodali.com.

About Stable Road

Stable Road Acquisition Corp. (Nasdaq: SRAC, SRACW, SRACU) is a special purpose acquisition company formed by SRC-NI Holdings, LLC, an affiliate of Stable Road Capital, for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination.

About Momentus

As a first mover in building in-space infrastructure services, Momentus is at the forefront of the commercialization of space. With an experienced team of aerospace, propulsion, and robotics engineers, Momentus has developed a cost-effective and energy efficient in-space transport system based on water plasma propulsion technology. Momentus has in-place service agreements with private satellite companies, and research organizations.

Additional Information and Where to Find It

In connection with the Special Meeting, Stable Road has filed with the Securities and Exchange Commission (“SEC”) and sent to its stockholders a definitive proxy statement. STABLE ROAD’S STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ THE DEFINITIVE PROXY STATEMENT, AS WELL AS ANY AMENDMENTS THERETO, IN CONNECTION WITH STABLE ROAD’S SOLICITATION OF PROXIES FOR THE SPECIAL MEETING TO APPROVE THE EXTENSION AMENDMENT PROPOSAL AND THE OTHER PROPOSALS SET FORTH THEREIN, BECAUSE IT CONTAINS IMPORTANT INFORMATION ABOUT THE SPECIAL MEETING. The definitive proxy statement has been mailed to Stable Road’s stockholders as of the record date for the Special Meeting. Stable Road’s stockholders can also obtain copies of the definitive proxy statement, and all other relevant documents filed or that will be filed with the SEC in connection with the Special Meeting, without charge, at the SEC’s website at http://www.sec.gov or by directing a request to: Stable Road Capital LLC, James Norris, CPA, Chief Financial Officer, 1345 Abbot Kinney Blvd., Venice, CA 90291; Tel: 310-956-4919; james@stableroadcapital.com.

In connection with the proposed transaction contemplated by the merger agreement between Stable Road and Momentus (the “Proposed Transaction”), Stable Road has filed with the SEC a registration statement on Form S-4 (the “Registration Statement”) that includes a proxy statement of Stable Road, a consent solicitation statement of Momentus and prospectus of Stable Road, and each party will file other documents with the SEC regarding the Proposed Transaction. The Registration Statement has not been declared effective by the SEC. A definitive proxy statement/consent solicitation statement/prospectus and other relevant documents will be sent to the stockholders of Stable Road and Momentus, seeking any required stockholder approval, and is not intended to provide the basis for any investment decision or any other decision in respect of such matters. STABLE ROAD’S STOCKHOLDERS AND OTHER INTERESTED PERSONS ARE ADVISED TO READ, WHEN AVAILABLE, THE REGISTRATION STATEMENT AND THE PROXY STATEMENT/CONSENT SOLICITATION STATEMENT/PROSPECTUS WHICH FORMS A PART OF THE REGISTRATION STATEMENT, AS WELL AS ANY AMENDMENTS THERETO, AND THE EFFECTIVE REGISTRATION STATEMENT AND DEFINITIVE PROXY STATEMENT/CONSENT SOLICITATION/PROSPECTUS IN CONNECTION WITH STABLE ROAD’S SOLICITATION OF PROXIES FOR STABLE ROAD’S SPECIAL MEETING OF STOCKHOLDERS TO APPROVE THE TRANSACTIONS CONTEMPLATED BY THE MERGER AGREEMENT (THE “PROPOSED TRANSACTION SPECIAL MEETING”), BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION. When available, the definitive proxy statement/consent solicitation statement/prospectus will be mailed to Stable Road’s stockholders as of a record date to be established for voting on the Proposed Transaction and the other matters to be voted upon at the Proposed Transaction Special Meeting. Stable Road’s stockholders will also be able to obtain copies of the proxy statement/consent solicitation statement/prospectus, and all other relevant documents filed or that will be filed with the SEC in connection with the Proposed Transaction, without charge, once available, at the SEC’s website at http://www.sec.gov or by directing a request to: Stable Road Capital LLC, James Norris, CPA, Chief Financial Officer, 1345 Abbot Kinney Blvd., Venice, CA 90291; Tel: 310-956-4919; james@stableroadcapital.com.

Participants in the Solicitation

Stable Road, Momentus and certain of their respective directors, executive officers and other members of management and employees may be deemed participants in the solicitation of proxies of Stable Road’s stockholders in connection with the Special Meeting and/or the Proposed Transaction. STABLE ROAD’S STOCKHOLDERS AND OTHER INTERESTED PERSONS MAY OBTAIN, WITHOUT CHARGE, MORE DETAILED INFORMATION REGARDING THE DIRECTORS AND OFFICERS OF STABLE ROAD IN ITS ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2020, WHICH WAS FILED WITH THE SEC ON MARCH 8, 2021. INFORMATION REGARDING THE PERSONS WHO MAY, UNDER SEC RULES, BE DEEMED PARTICIPANTS IN THE SOLICITATION OF PROXIES TO STABLE ROAD’S STOCKHOLDERS IN CONNECTION WITH THE (A) SPECIAL MEETING IS SET FORTH IN THE DEFINITIVE PROXY STATEMENT THAT STABLE ROAD HAS FILED FOR THE SPECIAL MEETING AND/OR (B) THE PROPOSED TRANSACTION AND OTHER MATTERS TO BE VOTED AT THE PROPOSED TRANSACTION SPECIAL MEETING WILL BE SET FORTH IN THE REGISTRATION STATEMENT FOR THE PROPOSED TRANSACTION WHEN AVAILABLE. Additional information regarding the interests of participants in the solicitation of proxies in connection with the (1) Special Meeting is included in the definitive proxy statement that Stable Road has filed with the SEC for the Special Meeting and/or (2) the Proposed Transaction is included in the Registration Statement that Stable Road has filed with the SEC.

No Offer or Solicitation

This press release is for informational purposes only and is neither an offer to purchase, nor a solicitation of an offer to sell, subscribe for or buy any securities or the solicitation of any vote in any jurisdiction pursuant to the Special Meeting or the Proposed Transaction or otherwise, nor shall there be any sale, issuance or transfer or securities in any jurisdiction in contravention of applicable law. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.

Contacts

Investors: investors@momentus.space

Media: press@momentus.space